EXHIBIT 13
NEC CORPORATION
CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350
     In connection with the Annual Report of NEC Corporation (the “Company”) on Form 20-F for the fiscal year ended March 31, 2005 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Akinobu Kanasugi, President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ AKINOBU KANASUGI
Name: Akinobu Kanasugi
Title: President and Member of the Board
Dated: September 27, 2005

NEC CORPORATION
CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350
     In connection with the Annual Report of NEC Corporation (the “Company”) on Form 20-F for the fiscal year ended March 31, 2005 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Yasuo Matoi, Senior Vice President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YASUO MATOI
Name: Yasuo Matoi
Title: Senior Vice President and Member of the Board
Dated: September 27, 2005